                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 17, 2000
                   Newcourt Equipment Trust Securities 1999-1


 A New York          Commission File     I.R.S. Employer
Corporation          No. 108-2255         No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                     AUGUST 17, 2000        PAYMENT DATE:        AUGUST 21, 2000
COLLECTION PERIOD:                        JULY 31, 2000

ITEM 5. OTHER

    I   INFORMATION REGARDING THE CONTRACTS
        1.  CONTRACT POOL PRINCIPAL BALANCE
            a.    Beginning of Collection Period                   $1,253,800,037
            b.    End of Collection Period                         $1,206,580,680
            c.    Reduction for Collection Period                  $   47,219,356
        2.  DELINQUENT SCHEDULED PAYMENTS
            a.    Beginning of Collection Period                   $   22,786,056
            b.    End of Collection Period                         $   22,833,732
        3.  LIQUIDATED CONTRACTS
            a.    Number of Liquidated Contracts
                  with respect to Collection Period                           290
                                                                   --------------
            b.    Required Payoff Amounts of Liquidated Contracts  $    8,154,651
            c.    Total Reserve for Liquidation Expenses           $        --
            d.    Total Liquidation Proceeds Received (1)          $    4,033,522
            e.    Liquidation Proceeds Allocated to Owner Trust    $    4,022,818
            f.    Liquidation Proceeds Allocated to Depositor      $       10,704
            g.    Current Realized Losses                          $    4,131,833
4.  PREPAID CONTACTS
            a.    Number of Prepaid Contracts with respect
                  to Collection Period                                        901
                                                                   --------------
            b.    Required Payoff Amounts of Prepaid Contracts     $    3,013,621
5.  PURCHASED CONTRACTS (BY TCC)
            a.    Number of Contracts Purchased by TCC with
                  respect to Collection Period                                 34
                                                                   --------------
            b.    Required Payoff Amounts of Purchased Contracts   $    2,492,800
6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                    -------------------------------------------------------------------------------------
                                                                                                    % OF AGGREGATE
                                        NUMBER OF             % OF        AGGREGATE REQUIRED        REQUIRED PAYOFF
                                        CONTRACTS          CONTRACTS        PAYOFF AMOUNTS              AMOUNTS
                                    -------------------------------------------------------------------------------------
    a.    Current                         70,162             92.39%         $1,122,421,413               91.30%
    b.    31-60 days                       3,112              4.10%         $   56,795,864                4.62%
    c.    61-90 days                       1,143              1.51%         $   18,775,630                1.53%
    d.    91-120 days                        753              0.99%         $   17,550,987                1.43%
    e.    120+ days                          773              1.02%         $   13,870,518                1.13%
    f.    Total                           75,943            100.00%         $1,229,414,412              100.00%

7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------------
                                    % OF                        % OF                      % OF                    % OF
                                 AGGREGATE                   AGGREGATE                 AGGREGATE                AGGREGATE
                              REQUIRED PAYOFF             REQUIRED PAYOFF           REQUIRED PAYOFF          REQUIRED PAYOFF
                                  AMOUNTS                     AMOUNTS                   AMOUNTS                  AMOUNTS
       COLLECTION
          PERIODS           31-60 DAYS PAST DUE         61-90 DAYS PAST DUE       91-120 DAYS PAST DUE     120+ DAYS PAST DUE
-----------------------------------------------------------------------------------------------------------------------------------
          7/31/00                  4.62%                       1.53%                     1.43%                    1.13%
          6/30/00                  5.33%                       1.62%                     0.65%                    1.59%
          5/31/00                  4.46%                       1.34%                     1.58%                    1.14%
          4/30/00                  4.98%                       2.18%                     1.14%                    1.00%
          3/31/00                  4.75%                       1.85%                     0.64%                    1.57%
          2/29/00                  5.79%                       1.90%                     0.98%                    1.42%
          1/31/00                  4.48%                       2.09%                     1.06%                    1.31%
         12/31/99                  5.04%                       1.44%                     1.08%                    1.14%
         11/30/99                  4.25%                       1.36%                     0.61%                    1.10%
         10/31/99                  3.70%                       1.22%                     0.79%                    1.05%
          9/30/99                  3.65%                       1.06%                     0.98%                    0.35%
          8/31/99                  3.34%                       2.02%                     0.49%                    0.01%


8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                            -------------------------------------------------------------------------------------
                                                COLLECTION        3 COLLECTION         6 COLLECTION PERIODS      CUMULATIVE SINCE
                                                  PERIOD         PERIODS ENDING               ENDING               CUT-OFF DATE
                                                 JULY-00            JULY-00                  JULY-00
                                            -------------------------------------------------------------------------------------
  a.    Number of Liquidated
        Contracts                                  290                778                     1,756                    2,744
  b.    Number of Liquidated
        Contracts as a Percentage
        of Initial Contracts                      0.336%             0.903%                   2.037%                  3.183%
  c.    Required Payoff Amounts of
        Liquidated Contracts                    8,154,651          22,149,916               42,701,023              64,409,646
  d.    Liquidation Proceeds Allocated
        to Owner Trust                          4,022,818          10,195,784               19,540,741              19,617,571
  e.    Aggregate Current Realized
        Losses                                  4,131,833          11,954,132               23,160,282              44,792,075
  f.    Aggregate Current Realized
        Losses as a Percentage of
        Cut-off Date Contract Pool
        Principal Balance                         0.225%             0.651%                   1.262%                  2.440%

  II.   INFORMATION REGARDING THE SECURITIES
        1.  SUMMARY OF BALANCE INFORMATION

-------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL BALANCE AS OF             CLASS FACTOR AS OF
             CLASS                    COUPON               AUGUST 21, 2000                  AUGUST 21, 2000
                                       RATE                  PAYMENT DATE                     PAYMENT DATE
-------------------------------------------------------------------------------------------------------------------
  a.    Class A-1 Notes             5.971300%               $            0                      0.00000
  b.    Class A-2 Notes             6.310000%               $   47,340,091                      0.25786
  c.    Class A-3 Notes             6.930000%               $  679,271,171                      1.00000
  d.    Class A-4 Notes             7.180000%               $  318,523,103                      1.00000
  e.    Class A-5 Notes             6.990000%               $   46,557,344                      0.69479
  f.    Class B Notes               7.070000%               $   20,110,080                      0.87632
  g.    Class C Notes               7.210000%               $   44,241,694                      0.87631
  h.    Class D Notes               7.960000%               $   50,537,197                      0.91759
  I.    Total                          N.A.                 $1,206,580,680                      0.65723





---------------------------------------------------------------------------------------------------------
                                           PRINCIPAL BALANCE AS OF                 CLASS FACTORS AS OF
             CLASS                              JULY 20, 2000                         JULY 20, 2000
                                                PAYMENT DATE                           PAYMENT DATE
---------------------------------------------------------------------------------------------------------
  a.    Class A-1 Notes                        $            0                             0.00000
  b.    Class A-2 Notes                        $  101,448,536                             0.55259
  c.    Class A-3 Notes                        $  679,271,171                             1.00000
  d.    Class A-4 Notes                        $  318,523,103                             1.00000
  e.    Class A-5 Notes                        $   48,832,520                             0.72874
  f.    Class B Notes                          $   22,948,351                             1.00000
  g.    Class C Notes                          $   50,486,371                             1.00000
  h.    Class D Notes                          $   55,076,041                             1.00000
  I.    Total                                  $1,276,586,093                             0.69536



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,206,580,680 and the CCA Balance is 67,726,690.59.

    2.  MONTHLY PRINCIPAL AMOUNT

        a.    Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                                         $1,276,586,093
        b.    Contract Pool Principal Balance (End of Collection Period)               $1,206,580,680
        c.    Monthly Principal Amount                                                 $   70,005,413
    3.  GROSS COLLECTIONS
        a.    Scheduled Payments Received                                              $   41,937,687
        b.    Liquidation Proceeds Allocated to Owner Trust                            $    4,022,818
        c.    Required Payoff Amounts of Prepaid Contracts                             $    3,013,621
        d.    Required Payoff Amounts of Purchased Contracts                           $    2,492,800
        e.    Proceeds of Clean-up Call                                                $       --
        f.    Investment Earnings on Collection Account and Note Distribution Account  $      279,589
        g.    Total Gross Collections (sum of (a) through (f))                         $   22,833,732
    4.  DETERMINATION OF AVAILABLE FUNDS                                               $   74,580,247
        a.    Total Pledged Revenues
        b.    Withdrawal from Cash Collateral Account                                  $   74,580,247
        c.    Total Available Funds                                                    $    3,867,191
                                                                                       $78,447,437.84
    5.  CLASS A-3 SWAP
        a.    Payment Details
              1.  Class A-3 Principal Amount                                           $     --
              2.  Class A-3 Assumed Fixed Rate                                                 6.8360%
              3.  Class A-3 Assumed Fixed Rate Count (30/360)                             0.083333333
              4.  Class A-3 Interest Rate (Libor + .30%)                                      6.93000%
              5.  Class A-3 Interest Rate Day Count (Actual/360)                          0.088888889

        b.    Net Payment Calculation
              1. Class A-3 Assumed Fixed Payment to Swap Provider                      $    3,869,581
              2. Class A-3 Interest Payment                                            $    4,184,310
              3. Class A-3 Swap Payment From/(To) the Trust                            $     (314,729)


    6.  APPLICATION OF AVAILABLE FUNDS

        --------------------------------------------------------------------------------------------------------------------------
                            ITEM                                    AMOUNT                             REMAINING AVAILABLE FUNDS
        --------------------------------------------------------------------------------------------------------------------------
        a.    Total Available Funds                                                                       $78,447,438
        b.    Servicing Fee                                      $ 1,044,833                              $77,402,604
        c.    Interest on Notes:
              i) Class A-1 Notes                                 $    --                                  $77,402,604
              ii) Class A-2 Notes                                $   533,450                              $76,869,154
              iii) Class A-3 Net Swap                            $  (314,729)                             $77,183,883
              iv) Class A-3 Notes                                $ 4,184,310                              $72,999,573
              v) Class A-4 Notes                                 $ 1,905,830                              $71,093,743
              vi) Class A-5 Notes                                $   284,449                              $70,809,294
              vii) Class B Notes                                 $   135,204                              $70,674,089
              viii) Class C Notes                                $   303,339                              $70,370,751
              ix) Class D Notes                                  $   365,338                              $70,005,413
        d.    Principal of Notes
              i) Class A-1 Notes                                 $    --                                  $70,005,413
              ii) Class A-2 Notes                                $54,108,444                              $15,896,968
              iii) Class A-3 Notes                               $    --                                  $15,896,968
              iv) Class A-4 Notes                                $    --                                  $15,896,968
              v) Class A-5 Notes                                 $ 2,275,176                              $13,621,792
              vi) Class B Notes                                  $ 2,838,271                              $10,783,522
              vii) Class C Notes                                 $ 6,244,677                              $ 4,538,844
              viii) Class D Notes                                $ 4,538,844                              $    --
        e.    Deposit to Cash
              Collateral Account                                 $    --                                  $    --
        f.    Amount to be applied in
              accordance with CCA
              Loan Agreement                                     $    --                                  $    --
        g     Balance, if any, to Equity                         $    --                                  $    --

III. INFORMATION CERTIFICATES THE CASH COLLATERAL ACCOUNT

    1.  BALANCE RECONCILIATION

        ---------------------------------------------------------------------------------------------------------
                                                                                       AUGUST 21, 2000
                            ITEM                                                         PAYMENT DATE
        ---------------------------------------------------------------------------------------------------------
        a.    Available Cash Collateral Amount (Beginning)                                71,593,882
        b.    Deposits to Cash Collateral Account                                             --
        c.    Withdrawals from Cash Collateral Account                                     3,867,191
        d.    Releases of Cash Collateral Account Surplus                                     --
              (Excess, if any of (a) plus (b) minus (c) over (f))
        e.    Available Cash Collateral Amount (End)                                      67,726,691
              (Sum of (a) plus (b) minus (c) minus (d))
        f.    Requisite Cash Collateral Amount                                           100,972,742
        g.    Cash Collateral Account Shortfall                                           33,246,051
              (Excess, if any, of (f) over (e))
    2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a.    For any payment date on or prior to the
              August 2000 Payment Date  to,
              and including, the August 2000 Payment Date
              1) Initial Cash Collateral Amount                                          100,972,742
        b.    For any Payment Dates after the August 2000
              Payment Date until
              the Final Payment Date, the sum of
              1) 6.60% of the Contract Pool Principal Balance                             79,634,325
              2) The Aggregate Principal Balance of the Notes
              and the Equity Certificate Balance less the
              Contract Pool Principal Balance                                                      0
              3) Total ((1) plus (2))                                                     79,634,325
        c.    Floor equal to the lesser of
              1) 1.25% of Cut-Off Date Contract Pool Principal
              Balance ($22,948,350); and                                                  22,948,350
              2) the Aggregate Principal Balance of the Notes
              and the Equity Certificate Balance                                       1,206,580,680
        d.    Requisite Cash Collateral Amount                                           100,972,742
    3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a.    Interest Shortfalls                                                              --
        b.    Principal Deficiency Amount                                                  3,867,191
        c.    Principal Payable at Stated Maturity Date of
              Class of Notes or Equity Certificates                                            --
        d.    Total Cash Collateral Account Withdrawals                                    3,867,191

IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

  ---------------------------------------------------------------------------------------------------------------------------------
                DISTRIBUTION                CLASS A-1             CLASS A-2             CLASS A-3                  CLASS A-4
                  AMOUNTS                     NOTES                 NOTES                 NOTES                      NOTES
  ---------------------------------------------------------------------------------------------------------------------------------
  1. Interest Due                           $ --                  $   533,450          $4,184,310                   $1,905,830
  2. Interest Paid                          $ --                  $   533,450          $4,184,310                   $1,905,830
  3. Interest Shortfall                                           $    --              $   --                       $    --
  ((1) minus (2))
  4. Principal Paid                         $ --                  $54,108,444          $   --                       $    --
  5. Total Distribution Amount              $ --                  $54,641,895          $ 4,184,310                  $1,905,830
  ((2) plus (4))



  ---------------------------------------------------------------------------------------------------------------------------------
                DISTRIBUTION            CLASS A-5           CLASS B            CLASS C             CLASS D
                   AMOUNTS                 NOTES              NOTES             NOTES               NOTES              TOTALS
  ---------------------------------------------------------------------------------------------------------------------------------
  1. Interest Due                       $  284,449          $  135,204          $  303,339         $  365,338         $ 7,711,921
  2. Interest Paid                      $  284,449          $  135,204          $  303,339         $  365,338         $ 7,711,921
  3. Interest Shortfall
  ((1) minus (2))                       $    --             $    --             $   --             $    --            $     --
  4. Principal Paid                     $2,275,176          $2,838,271          $6,244,677         $4,538,844         $70,005,413
  5. Total Distribution Amount
  ((2) plus (4))                        $2,559,625          $2,973,475          $6,548,016         $4,904,182         $77,717,333

   V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

          ------------------------------------------------------------------------------------------------------------
                                                               AS OF END OF                  AS OF END OF
                           ITEM                                   JULY-00                       JUNE-00
                                                             COLLECTION PERIOD             COLLECTION PERIOD
          ------------------------------------------------------------------------------------------------------------
      1.  ORIGINAL CONTRACT CHARACTERISTICS
          a.    Original Number of Contracts                      86,204                         N.A.
          b.    Cut-Off Date Contract Pool
                Principal Balance                             1,835,868,028                      N.A.
          c.    Original Weighted Average
                 Remaining Term                                   47.00                          N.A.
          d.    Weighted Average
                Original Term                                     55.00                          N.A.
      2.  CURRENT CONTRACT CHARACTERISTICS
          a.    Number of Contracts                               75,943                        77,475
          b.    Average Contract
                Principal Balance                                 15,888                        16,183
          c.    Weighted Average
                 Remaining Term                                    38.4                          39.0

  VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

     ---------------------------------------------------------------
     PAYMENT DATE                              SINCE ISSUE
       PERIOD                                      CPR
     ---------------------------------------------------------------
       0                    Aug-99
       1                    Sep-99                7.696%
       2                    Oct-99               10.521%
       3                    Nov-99                9.958%
       4                    Dec-99                8.758%
       5                    Jan-00                8.327%
       6                    Feb-00                9.785%
       7                    Mar-00                9.516%
       8                    Apr-00                9.315%
       9                    May-00                9.708%
      10                    Jun-00                9.706%
      11                    Jul-00                9.497%
      12                    Aug-00               11.356%

 VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the
                   Payment Date occurring on August 21, 2000

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                                       AT&T CAPITAL CORPORATION

                                       Glenn Votek
                                       ---------------------
                                       Glenn Votek
                                       Executive Vice President, and Treasurer